Goodwill, Long-lived Asset and Intangibles	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Long-lived Asset and Intangibles	Goodwill, Long-lived Assets and Intangibles
Goodwill and long-lived assets
As of December 31, 2021, our goodwill balance was $2.3 billion. The carrying amount of our goodwill may fluctuate from period to period due to the effects of foreign currency translation adjustments on goodwill assigned to our Lubricants and Specialty Products segment.
The following is a summary of our goodwill by segment:

	Refining	Lubricants and Specialty Products	HEP	Total
	(In thousands)
Balance at December 31, 2020	$1,733,472	$247,590	$312,873	$2,293,935
Foreign currency translation adjustment	—	(891)	—	(891)
Balance at December 31, 2021	$1,733,472	$246,699	$312,873	$2,293,044

Balance at December 31, 2021
Goodwill	$2,042,790	$481,278	$312,873	$2,836,941
Accumulated impairment losses	(309,318)	(234,579)	—	(543,897)
	$1,733,472	$246,699	$312,873	$2,293,044

We performed our annual goodwill impairment testing quantitatively as of July 1, 2021 and determined there was no impairment of goodwill attributable to our reporting units. Additionally, there was no impairment of long-lived assets during the years ended December 31, 2021 and 2019. See below for discussion of our goodwill impairments recognized in 2020 and 2019 and long-lived assets impairment recognized in 2020.

During the second quarter of 2020, we determined that indicators of potential goodwill and long-lived asset impairments were present and performed recoverability testing for long-lived assets and an interim test for goodwill impairment as of May 31, 2020. Impairment indicators included the recent economic slowdown caused by the COVID-19 pandemic, reductions in the prices of our finished goods and raw materials and the related decrease in our gross margins, as well as the recent decline in our market capitalization. Additionally, our second quarter 2020 announcement of the planned conversion of our Cheyenne Refinery to renewable diesel production was also considered a triggering event requiring assessment of potential impairments to the carrying value of our Cheyenne Refinery asset group. As a result of our long-lived asset recoverability testing, we determined that the carrying value of the long-lived assets of our Cheyenne Refinery and PCLI asset groups were not recoverable, and thus recorded long-lived asset impairment charges of $232.2 million and $204.7 million, respectively, in the second quarter of 2020. Our interim goodwill impairment testing indicated that there was no impairment of goodwill at our Refining and Lubricants and Specialty Products reporting units as of May 31, 2020. The estimated fair values of the Cheyenne Refinery and PCLI asset groups were determined using a combination of the income and cost approaches. The income approach was based on management’s best estimates of the expected future cash flows over the remaining useful life of the asset group. The cost approach utilized assumptions for the current replacement costs of similar assets adjusted for estimated depreciation and economic obsolescence. These fair value measurements involve significant unobservable inputs (Level 3 inputs). See Note 6 for further discussion of Level 3 inputs.

During the fourth quarter of 2020, we incurred long-lived asset impairment charges of $26.5 million for construction-in-progress, consisting primarily of engineering work for potential upgrades to certain processing units at our Tulsa and El Dorado Refineries. During the fourth quarter of 2020, we concluded not to pursue these projects in light of recent economic and market conditions.

Additionally, in the fourth quarter of 2020, our annual budgeting process identified downward forecast revisions specific to the Sonneborn reporting unit within our Lubricants and Specialty Products segment; largely from declines in gross margin as compared to historic levels and an increase in forecasted capital expenditures. As such, we concluded it was more likely than not that the carrying value of the Sonneborn reporting unit exceeded its fair value, and we performed an interim quantitative test for goodwill impairment as of December 1, 2020. As a result of our impairment testing, we recognized a goodwill impairment charge of $81.9 million during the fourth quarter of 2020 for the Sonneborn reporting unit. No other reporting units required an interim impairment test during the fourth quarter of 2020.

During the year ended December 31, 2019, we recorded a goodwill impairment charge of $152.7 million to fully impair the goodwill of the PCLI reporting unit included in our Lubricants and Specialty Products segment.
The estimated fair values of our reporting units tested quantitatively were derived using a combination of income and market approaches. The income approach reflects expected future cash flows based on estimated forecasted production levels, selling prices, gross margins, operating costs and capital expenditures. Our market approaches include both the guideline public company and guideline transaction methods. Both methods utilize pricing multiples derived from historical market transactions of other like kind assets. These fair value measurements involve significant unobservable inputs (Level 3 inputs). See Note 6 for further discussion of Level 3 inputs.

A reasonable expectation exists that further deterioration in our operating results or overall economic conditions could result in an impairment of goodwill and / or additional long-lived assets impairments at some point in the future. Future impairment charges could be material to our results of operations and financial condition.

Intangibles
The carrying amounts of our intangible assets presented in “Intangibles and other” on our consolidated balance sheets are as follows:

		December 31
	Useful Life	2021	2020
		(In thousands)
Customer relationships	10 - 20 years	$237,856	$239,773
Transportation agreements	30 years	59,933	59,933
Trademarks, patents and other	10 - 20 years	157,392	157,120
		455,181	456,826
Accumulated amortization		(156,123)	(122,024)
Total intangibles, net		$299,058	$334,802

Amortization expense was $35.6 million, $34.1 million and $33.8 million for the years ended December 31, 2021, 2020 and 2019, respectively and expected to approximate $34.4 million for each of the next five years.